UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2009

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Manhattanville Road, Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 272-8067

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On October 23, 2009, the Registrant notified the American Stock Exchange (“AMEX”) of its intention to delist its common stock, warrants and units representing one share of common stock and one warrant from AMEX and to list on The Nasdaq Global Market (“NASDAQ”). The common stock will trade under the symbol “ROIC”. The Registrant expects its securities to continue to trade on AMEX until the market closes on November 2, 2009 and to begin trading on NASDAQ on November 3, 2009 when the market opens.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

The following exhibits are filed as part of this report:

99.1 Press Release issued by the Registrant, dated October 23, 2009

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: October 23, 2009	By:	/s/ John B. Roche

John B. Roche
Chief Financial Officer